                                                                     EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1998 and any and all amendments thereto.


                                       /s/ EDWARD O. GAYLORD
                                       -----------------------------------------
                                       Edward O. Gaylord

                               POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1998 and any and all amendments thereto.


                                       /s/ JOHN H. DUNCAN
                                       -----------------------------------------
                                       John H. Duncan

                               POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1998 and any and all amendments thereto.


                                       /s/ KENNETH L. LAY
                                       -----------------------------------------
                                       Kenneth L. Lay

                               POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1998 and any and all amendments thereto.


                                       /s/ DEE S OSBORNE
                                       -----------------------------------------
                                       Dee S. Osborne

                               POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1998 and any and all amendments thereto.


                                       /s/ STANLEY C. HORTON
                                       -----------------------------------------
                                       Stanley C. Horton

                               POWER OF ATTORNEY

         The person whose signature appears below hereby appoints Michael D. Burke and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form 10-K Annual Report of EOTT Energy Partners, L.P. for the year ended December 31, 1998 and any and all amendments thereto.


                                       /s/ DANIEL P. WHITTY
                                       -----------------------------------------
                                       Daniel P. Whitty